LOSS PER SHARE	12 Months Ended
Jun. 30, 2026
Loss per share
LOSS PER SHARE

NOTE 15 – LOSS PER SHARE

For the years ended June 30, 2026, 2025 and 2024, potential shares of common stock from the unexercised warrants and unexercised options are excluded from diluted net loss per share as such amounts are anti-dilutive. Such excluded shares totaled 75,000, 75,000 and 108,713 for fiscal 2026, 2025 and 2024, respectively.

The following table presents a reconciliation of basic and diluted net loss per share:

	For the Years Ended June 30,
	2026	2025	2024
Net loss attributable to the Company	$(27,629,171)	$(5,101,237)	$(6,055,713)
Weighted average number of common shares outstanding - Basic	17,809,261	13,408,261	10,919,386
Dilutive securities - unexercised warrants and options	-	-	-
Weighted average number of common shares outstanding – diluted	17,809,261	13,408,261	10,919,386
Loss per share – Basic and diluted	$(1.55)	$(0.38)	$(0.55)